UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 30, 2009 (January 8, 2009)

Imperiali, Inc.
 (Exact Name Registrant as Specified in Its Charter)

Florida	65-0574887
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation or Organization)

222 Lakeview Avenue
Suite 160
West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, including Area Code): (561) 805-9494

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On January 14, 2009 the registrant filed a Current Report on Form 8-K with the Securities and Exchange Commission disclosing that on January 8, 2009, the registrant notified Larry O'Donnell, CPA, P.C. (“O’Donnell”) that O’Donnell had been dismissed as the registrant’s auditor.  This report on Form 8-K/A amends Item 9.01 to include the response letter from O’Donnell.

Item 9.01.  Financial Statements and Exhibits

Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description

16.1	Letter from Larry O'Donnell, CPA, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMPERIALI, INC.

January 30, 2009	By:	/s/ Daniel Imperato
Daniel Imperato
Interim Non-Executive Chairman Emeritus